UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 East Boulevard, Suite 1600, Charlotte, NC	28203
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 837-1651

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's 2025 Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026 (the "2025 Annual Report"), and (b) SGRP's 2026 Proxy Statement, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2025 Annual Report, each an "SEC Report").

Item 1.01 – Entry into a Material Definitive Agreement.

On May 29, 2026, SPAR Group, Inc. ("SGRP"), with the approval of the Board of Directors, entered into Amendment No. 1 to the Services Agreement (the "Amendment") with ReposiTrak, Inc. ("ReposiTrak"). Pursuant to the Amendment, the parties agreed to amend a Services Agreement, dated March 13, 2026, by and between SGRP and ReposiTrak, entered into in the ordinary course of business, (the “Services Agreement”) to permit ReposiTrak, at its election, to accept payment of amounts owed under the Services Agreement in cash, shares of common stock, par value $0.01 per share ("Common Stock"), of SGRP, or a combination thereof, with any Common Stock issuance valued based on the volume weighted average price of Common Stock for the five trading days immediately preceding the applicable issuance date. On May 29, 2026, ReposiTrak elected to receive payment of the outstanding balance owed to ReposiTrak under Services Agreement in shares of Common Stock.

SGRP issued to ReposiTrak 3,190,569 shares of SGRP’s Common Stock (the "ReposiTrak Issuance") at a deemed value of $0.728710119 per share, totaling $2,325,000, in satisfaction of amounts owed to ReposiTrak under the Services Agreement, which were issued on May 29, 206, without restrictions other than applicable securities laws.

The offer and sale of the securities in the ReposiTrak Issuance was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506(b) of Regulation D promulgated thereunder. Such offer and sale was made only to "accredited investors" under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by such investors regarding the Company or the securities offered and issued in the ReposiTrak Issuance. This report does not constitute an offer to sell or the solicitation of an offer to buy the securities in the offering described, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (the "Corporation" or "SGRP") and its subsidiaries (together with SGRP, "SPAR", "SPAR Group" or the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative or variations of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): the costs and effects of changing the Company's principal independent registered accounting firm; satisfying Nasdaq's required minimum market value of listed securities or minimum net income from continuing operations in a timely fashion; potential or continued revenue growth, gross margin expansion, and continued favorable shift in service mix from remodeling toward merchandising services; continued and new long-standing relationships with retailers, distributors and makers of consumer goods; successful results from merchandising partnerships and relationships with other companies, borrowing, repaying or guarantying the Company's recent unsecured loans or paying interest thereon; issuing the shares of the Corporation's Common Stock; the departure in 2025 of various of the Corporation's executives previously reported and the agreements made with them; potential non-compliance with applicable Nasdaq rules regarding minimum bid prices, the filing of periodic financial reports, director independence, holding annual meetings, or other rules; the impact of selling certain of the Corporation's subsidiaries; or any impact resulting from the Risks on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations. The Corporation's forward-looking statements also include (without limitation) statements made in "Business", "Risk Factors", "Cybersecurity", "Legal Proceedings", "Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Controls and Procedures", and "Certain Relationships and Related Transactions, and Director Independence" in the Corporation's 2025 Annual Report referenced below.

The information contained in this Current Report is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise. For additional information and risk factors that could affect the Company, see the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 2025, as filed on March 31, 2026, by SGRP with the Securities and Exchange Commission (the "SEC"), and SGRP's Proxy Statement for its 2026 Annual Stockholders Meeting, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports and statements as and when filed with the SEC (including the Annual Report, Proxy Statement, Quarterly Reports, and Current Reports, each a "SEC Report").

You should carefully review and consider the Corporation's forward-looking statements (including all Risks and other cautions and uncertainties) and other information made, contained, noted or referenced in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, indebtedness, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation, vendors, or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Amendment No. 1 to Services Agreement effective as of May 29, 2026, between SPAR Group, Inc. and ReposiTrak, Inc. (as filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: June 3, 2026
By:	/s/ Steve Hennen
Steve Hennen, Chief Financial Officer, Secretary and Treasurer